UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2013 (September 24, 2013)

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CAPLEASE, INC.

(Exact name of Registrant as specified in its charter)

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Maryland (State or other jurisdiction of incorporation)	001-32039 (Commission File Number)	52-2414533 (IRS Employer Identification No.)

1065 Avenue of the Americas
New York, New York 10018
(Address of principal executive offices, including zip code)

(212) 217-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2013, CapLease, Inc., a Maryland corporation (the “Company”), and each of Paul H. McDowell, Chairman and Chief Executive Officer of the Company, William R. Pollert, President of the Company, Shawn P. Seale, Senior Vice President and Chief Financial Officer of the Company, Robert C. Blanz, Senior Vice President and Chief Investment Officer of the Company, and Paul C. Hughes, Vice President, General Counsel and Corporate Secretary of the Company (each, an “Executive”), entered into an amendment (each, an “Employment Agreement Amendment”) to such Executive’s existing employment agreement (each, an “Employment Agreement”). The Employment Agreement Amendments reduce the severance benefits payable to each Executive in the event of a termination of the employment of the Executive by the Company without Cause (as defined in the Employment Agreement) or by the Executive with Good Reason (as defined in the Employment Agreement Amendment) in connection with a Change in Control (as defined in the Employment Agreement). The Employment Agreement Amendments provide that the severance benefits payable to the Executive upon such a termination will not exceed the amount that can be paid without triggering liability for the parachute payment excise tax imposed by Section 4999 of the Internal Revenue Code.

The Employment Agreement Amendments also, among other things, (1) revise the definition of Good Reason to include additional requirements for an Executive to resign with Good Reason, (2) eliminate Company-provided health, life and disability insurance as part of the severance benefit and (3) prescribe the date by which an Executive must provide an effective and irrevocable release as a condition to the Company’s payment of severance benefits upon termination of the Executive’s employment.

The foregoing description of the Employment Agreement Amendments is not complete and is qualified in its entirety by reference to the Employment Agreement Amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.5 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Paul H. McDowell

10.2	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and William R. Pollert

10.3	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Shawn P. Seale

10.4	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Robert C. Blanz

10.5	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Paul C. Hughes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPLEASE, INC.

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Vice President, General Counsel and
Corporate Secretary

Date: September 26, 2013

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Paul H. McDowell

10.2	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and William R. Pollert

10.3	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Shawn P. Seale

10.4	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Robert C. Blanz

10.5	Employment Agreement Amendment, dated as of September 24, 2013, by and between CapLease, Inc. and Paul C. Hughes